Exhibit 19




  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               5


  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.147%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.157%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.537%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $8,617,238.63                    $0.00           $8,617,238.63
  Repurchased Loan Proceeds Related to Interest                           3,282.22                     0.00                3,282.22
                                                                          --------                     ----                --------
      Total                                                          $8,620,520.85                    $0.00           $8,620,520.85
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   1,807,408.74                     0.00            1,807,408.74
                                                                      ------------                     ----            ------------
      Total                                                          $1,807,408.74                    $0.00           $1,807,408.74
  Principal:
  Principal Collections                                             $58,258,787.59                    $0.00          $58,258,787.59
  Prepayments in Full                                                27,819,870.08                     0.00           27,819,870.08
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        280,796.78                     0.00              280,796.78
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $86,359,454.45                    $0.00          $86,359,454.45
  Liquidation Proceeds                                                                                                  $888,316.37
  Recoveries from Prior Month Charge-Offs                                                                                  6,139.33
                                                                                                                           --------
      Total Principal Collections                                                                                    $87,253,910.15
  Principal Losses for Collection Period                                                                              $1,694,392.03
  Total Regular Principal Reduction                                                                                  $88,053,846.48
  Total Collections                                                                                                  $97,681,839.74

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $97,681,839.74
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $97,681,839.74



                                                          Page 1


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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               5

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,084,449.50        $2,084,449.50                $0.00
   Amount per $1,000 of Original Balance               0.75                 0.75                 0.00
  Net Swap Payment, Tranche A2 B                  $78,704.44
  Net Swap Payment, Tranche A3 B                 $322,379.34
  Net Swap Payment, Tranche B-2                   $41,438.48

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $113,692.97         $113,692.97                  $0.00                $0.00               $0.00
   Class A2 A Notes                  583,333.33          583,333.33                   0.00                 0.00                0.00
   Class A2 B Notes                  493,795.56          493,795.56                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  550,899.83          550,899.83                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    53,748.24           53,748.24                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,036,266.93       $3,036,266.93                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,261,954.43       $3,261,954.43               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $91,892,913.55
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
                    Second Priority Distribution Amount 0.00
   Third Priority Distribution Amount        40,089,934.67
   Regular Principal Distribution Amount     66,493,759.26
                                             -------------
      Principal Distribution Amount        $106,583,693.93
   Noteholder Principal Distributions:
    Class A1 Notes                                        $91,892,913.55
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $91,892,913.55

  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----

  Total Note and Certificate Principal Paid:              $91,892,913.55
  Collections Released to Seller                                   $0.00
  Total Available for Distribution           $97,681,839.74
  Total Distribution (incl. Servicing Fee)   $97,681,839.74



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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               5

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                          Principal                Interest                  Total
                                                       Distribution            Distribution            Distribution
  Class A1 Notes                                              $193.46                   $0.24                  $193.70
  Class A2 A Notes                                               0.00                    1.17                     1.17
  Class A2 B Notes                                               0.00                    0.99                     0.99
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    1.00                     1.00
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.32                     1.32
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $33.94                   $1.12                   $35.06
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $33.27                   $1.18                   $34.45


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,339,223,693.93       0.8639345              $2,247,330,780.38        0.8299962
  Class A1 Notes                               106,583,693.93       0.2243867                  14,690,780.38        0.0309280
  Class A2 A Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A2 B Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,393,388,693.93       0.8666031              $2,301,495,780.38        0.8333303

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.99%                                           4.98%
  Weighted Average Remaining Maturity (WAM)              45.65                                           44.84
  Remaining Number of Receivables                      151,892                                         149,352
  Portfolio Receivable Balance               $2,501,339,397.10                               $2,413,285,550.62

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $9,882,855.78
  Specified Credit Enhancement Amount                                                                        $24,132,855.51
  Yield Supplement Overcollateralization Amount                                                             $114,151,791.36
  Target Level of Overcollateralization                                                                     $124,034,647.14





                                                          Page 3


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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               5

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $888,316.37
  Recoveries from Prior Month Charge-Offs                                                                                 $6,139.33
  Total Principal Losses for Collection Period                                                                        $1,694,392.03
  Charge-off Rate for Collection Period (annualized)                                                                          0.38%
  Cumulative Net Losses for all Periods                                                                               $2,199,635.78


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,472                $23,489,986.57
  61-90 Days Delinquent                                                                           241                 $3,773,903.82
  91-120 Days Delinquent                                                                           75                 $1,316,961.91
  Over 120 Days Delinquent                                                                         49                   $830,067.31

  Repossesion Inventory                                                                           176                 $2,800,362.85


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.2003%
  Preceding Collection Period                                                                                               0.3650%
  Current Collection Period                                                                                                 0.3906%
  Three Month Average                                                                                                       0.3187%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.1896%
  Current Collection Period                                                                                                 0.2444%
  Three Month Average                                                                                                       0.1885%




                                                          Page 4


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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               5

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,978,624.10                         $0.00
  New Advances                                                                           1,788,230.85                          0.00
  Servicer Advance Recoveries                                                            1,571,949.66                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $4,194,905.29                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $19,177.89                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00


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